                                                                    Exhibit 99.1

                                                                 For Information
                                                                 ---------------
                                                             Mark A. Hellerstein
                                                                Robert T. Hanley
                                                                    303-861-8140

FOR IMMEDIATE RELEASE

             ST. MARY PROVIDES OPERATIONS UPDATE AND SCHEDULES THIRD
                QUARTER 2003 CONFERENCE CALL FOR NOVEMBER 6, 2003

DENVER, October 6, 2003 - St. Mary Land & Exploration Company (NYSE: SM)
today provided an update of its operations for the third quarter of 2003.

During the third quarter of 2003, St. Mary participated in the drilling of 43 wells, of which 36 were completed as producers (84% success rate). Year-to-date through September 30, the Company has completed 101 wells as producers out of the 115 total wells drilled (88% success rate). Significant wells completed in
Northeast Mayfield in the Mid-Continent region were the John Patrick 1-27 (St.
Mary 55%) completed at an initial rate of 5,700 MCFED, the John B 1-30 (St. Mary
15%) completed at an initial rate of 9,100 MCFED and the Dean 1-19 (St. Mary
53%) currently testing at a rate of 17,000 MCFED. The James Lewis 6-12 (St. Mary
84%) in Cope field in the Arkoma Basin was completed at a rate of 1,100 MCFED.
In the ArkLaTex region, the McWhirter No.1 (St. Mary 50%) in the Manziel field had initial rates of 3,000 MCFD and 225 BOPD, the Morris No. 1 (St. Mary 27%) in
Dexter 2121 had an initial production rate of 3,200 MCFED and in the Huxley field the USA "S" No. 3-H and the USA "N" No. 4-H (St. Mary 81%) have tested at rates of 5,500 MCFED and 2,700 MCFED, respectively. In the Williston Basin, the
Vaira 2-35H (St. Mary 84%) in the Spring Lake field is flowing at a rate of 400
BOPD, the Strand 22-27H (St. Mary 100%) is currently flow testing at a rate of
325 BOPD after fracture stimulation and the Dahl 1-14H (St. Mary 100%) is pumping at a rate of 390 BOPD. Currently St. Mary is participating in the drilling of 13 wells and 32 wells are being completed.

The Company updated its forecast for the third quarter and full year of 2003 as follows:

                                             3rd Quarter             Year
                                             -----------            ----
  Oil and gas production                19.25 - 19.75 BCFE       75 - 80 BCFE
  Lease operating expenses,
     including production taxes and
     transportation                     $1.20 - $1.30/MCFE    $1.15 - $1.25/MCFE
  General and administrative exp.       $0.23 - $0.28/MCFE    $0.27 - $0.32/MCFE
  Depreciation, depletion & amort.  $1.01 - $1.06/MCFE    $1.01 - $1.06/MCFE

St. Mary is scheduled to release third quarter 2003 earnings after the close of trading on the NYSE on November 5, 2003. The teleconference call to discuss third quarter results is scheduled for November 6, 2003 at 8:00 am (MST). The call participation number is 888-424-5231. A digital recording of the conference call will be available two hours after the completion of the call, 24 hours per day through November 17 at 800-642-1687, conference number 3172842.
International participants can dial 706-634-6088 to take part in the conference call and can access a replay of the call at 706-645-9291, conference number
3172842. In addition, the call will be broadcast live online and can be accessed by going directly to St. Mary's web site home page at www.stmaryland.com. An audio recording of the conference call will be available at that site through
November 17.

This release contains forward looking statements within the meaning of securities laws, including forecasts and projections for future periods. The words "will," "believe," "anticipate," "intend," "estimate," "forecast" and
"expect" and similar expressions are intended to identify forward looking statements. These statements involve known and unknown risks, which may cause
St. Mary's actual results to differ materially from results expressed or implied by the forward looking statements. These risks include such factors as the volatility and level of oil and natural gas prices, unexpected drilling conditions and results, production rates and reserve replacement, reserve estimates, drilling and operating service availability and uncertainties in cash flow, the financial strength of hedge contract counterparties, the availability of attractive exploration and development and property acquisition opportunities and any necessary financing, expected acquisition benefits, competition, litigation, environmental matters, the potential impact of government regulations, and other such matters discussed in the "Risk Factors" section of
St. Mary's 2002 Annual Report on Form 10-K filed with the SEC. Although St. Mary may from time to time voluntarily update its prior forward looking statements, it disclaims any commitment to do so except as required by securities laws.

                                    PR-03-16
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